SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) August 1, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                 04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                          02108

(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 2.  Other Events

    As of August 1, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 24 thereof (the "Partnership"), completed various agreements relating to Los Lunas Limited Partnership, a New Mexico limited partnership (the "Operating Partnership"), including a First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of August 1, 1996 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in Los Lunas, New Mexico which is known as Los Lunas Apartments (the "Apartment Complex"). The Apartment Complex consists of 19 two-bedroom units and 19 three-bedroom units. Construction of the Apartment Complex was substantially completed in July 1996. The Apartment Complex is currently fully occupied.

    Construction financing in the amount of $1,414,025 was provided by Ranchers Bank pursuant to a promissory note, mortgage and related documentation, each dated September 6, 1995. Permanent first mortgage financing in the amount of $1,250,000 (the "First Mortgage Loan") is being provided by New Mexico Mortgage Finance Authority. The First Mortgage Loan bears interest at a rate equal to the 10-year treasury bill rate plus 1.85%, has a term of 40 years and an amortization period of 40 years.

    100% of the apartment units (38 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Orlando R. Montoya of Los Lunas, New Mexico.

    Mondel Enterprises, an affiliate of the General Partner, serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 6% of gross collections received during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $1,086,935 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $706,007 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing or (iv) Permanent Mortgage Commitment;

    2. $200,000 on the latest of (i) the Completion Date, (ii) Cost Certification, or (iii) State Designation;

    3. $160,928 on the latest of (i) Rental Achievement, (ii) Permanent Loan Closing, or (iii) Initial 100% Occupancy Date; and

    4. $20,000 on the date on which the Partnership receives the Operating Partnership's tax return and audited financial statements for the year in which Rental Achievement occurred.

The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $1,895,450 of Tax Credits during the 10-year period commencing in 1996, of which $1,876,500 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                     Normal         Capital       Cash
                   Operations     Transactions    Flow


General Partner       1%              80%          80%

Partnership          99%          19.999%          20%


Special Limited       0%           0.001%           0%
Partner



    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    The Special Limited Partner, or an affiliate thereof will receive an annual Asset Management Fee commencing in 1997 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $5,000 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to the Special Limited Partner as an Affiliate thereof from its own funds.


    The Operating Partnership will pay a Construction and Development Fee to the General Partner (or its designee) for its service in connection with the construction and development of the Apartment Complex in accordance with a development agreement. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1997 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $5,000 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


     (a) and (b)  As the Apartment Complex is a new facility which is still in the rent-up stage, no meaningful current or historic financial information is available at this time.

     (c)          Exhibits.                                      Page

(1)  (a)1         Form of Dealer-Manager Agreement between Boston
                  Capital Services, Inc. and the Registrant
                  (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)  (a)          First Amended and Restated Agreement of Limited
                  Partnership of Los Lunas Apartments Limited
                  Partnership

(2)  (b)          General Partner Payment Certificate

(2)  (c)          Development Agreement

(4)  (a)2         Agreement of Limited Partnership of the
                  Partnership

(16)              None

(17)              None

(21)              None

(24)              None

(25)              None

(28)              None
______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-99602 on Form S-11, as filed with the Securities and Exchange Commission.


                           SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March __, 1997


                               BOSTON CAPITAL TAX CREDIT FUND IV L.P.


                               By:     Boston Capital Associates IV L.P.,
                                      its General Partner


                                       By:  C&M Associates, d/b/a Boston
                                              Capital Associates, its
                                          General Partner


                                       By:  /s/ Herbert F. Collins
                                              Herbert F. Collins, Partner




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